Exhibit 99.6

CONSENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements Form S-8 (No. 333-36953), (No. 333-88556), (No. 333-88558), (No. 333-44698), (No. 333-122894) and Form S-3 (No. 333-122643) of Horizon Health Corporation of our report dated April 7, 2006 accompanying the combined financial statements of Focus Healthcare, LLC and Affiliates contained in Exhibit 99.3 of this Form 8-K/A.

/s/

Chattanooga, Tennessee

April 19, 2006